UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:  May 10, 2005

(Date of earliest event reported)

ABIOMED, Inc.

(Exact name of registrant as specified in its charter)

Delaware	04-2743260
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-09585

(Commission File Number)

22 Cherry Hill Drive

Danvers, MA  01923

(Address of Principal Executive Offices, including Zip Code)

(978) 777-5410

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1 to Current Report on Form 8-K

We hereby amend our Current Report on Form 8-K filed on May 16, 2005, which announced the completion on May 10, 2005 of our acquisition of Impella CardioSystems AG.  The purpose of this amendment is to file the financial statements of Impella CardioSystems AG and the pro forma financial information required by Item 9.01.

Item 9.01                                             Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

The financial statements of Impella CardioSystems AG required by this item are attached hereto as Exhibit 99.2.

(b)  Pro Forma Financial Information.

The pro forma financial information required by this item is attached hereto as Exhibit 99.3.

(c)  Exhibits.

Exhibit Number	Description

*2.1

Share Purchase Agreement dated as of April 26, 2005, by and among ABIOMED, Inc., Impella CardioSystems AG, Accelerated Technologies, Inc. as the stockholders’ representative and the stockholders of Impella CardioSystems AG.

*10.1

Registration Rights and Stock Restriction Agreement dated as of May 10, 2005 by and among ABIOMED, Inc., Accelerated Technologies, Inc. as the stockholders’ representative and the stockholders of Impella CardioSystems AG.

*10.2

Escrow Agreement dated as of May 10, 2005 by and among ABIOMED, Inc., American Stock Transfer & Trust Company as escrow agent, Accelerated Technologies, Inc. as the stockholders’ representative and the stockholders of Impella CardioSystems AG.

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

*99.1	Press release dated May 10, 2005.

99.2	Audited financial statements of Impella CardioSystems AG.

99.3	Pro forma financial information.

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABIOMED, Inc.

	By:	/s/ Charles B. Haaser
Charles B. Haaser

Controller

Principal Accounting Officer
Principal Financial Officer

Date: July 26, 2005

EXHIBIT INDEX

Exhibit Number	Description

*2.1

Share Purchase Agreement dated as of April 26, 2005, by and among ABIOMED, Inc., Impella CardioSystems AG, Accelerated Technologies, Inc. as the stockholders’ representative and the stockholders of Impella CardioSystems AG.

*10.1

Registration Rights and Stock Restriction Agreement dated as of May 10, 2005 by and among ABIOMED, Inc., Accelerated Technologies, Inc. as the stockholders’ representative and the stockholders of Impella CardioSystems AG.

*10.2

Escrow Agreement dated as of May 10, 2005 by and among ABIOMED, Inc., American Stock Transfer & Trust Company as escrow agent, Accelerated Technologies, Inc. as the stockholders’ representative and the stockholders of Impella CardioSystems AG.

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

*99.1	Press release dated May 10, 2005.

99.2	Audited financial statements of Impella CardioSystems AG.

99.3	Pro forma financial information.

* Previously filed